GENERAL AND SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL AND SIGNIFICANT ACCOUNTING POLICIES
NOTE 1:-	GENERAL AND SIGNIFICANT ACCOUNTING POLICIES

a.	General:

-
Eltek Ltd. ("the Company") was organized in Israel in 1970, and its shares have been publicly traded on the NASDAQ Capital Market ("NASDAQ") since 1997. Eltek Ltd. and its subsidiaries (Eltek USA Inc. and Eltek Europe GmbH) are collectively referred to as "the Company".

-
The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards. The principal markets of the Company are in Israel, Europe and North America.

-
The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries.

The Company is controlled by Nistec Golan Ltd ("Nistec Golan"). Nistec Golan is controlled indirectly by Mr. Yitzhak Nissan, who owns, indirectly through Nistec Holdings Ltd., all of the shares of Nistec Ltd and Nistec Golan (Nistec Holdings Ltd. and/or any of its subsidiaries are referred to as "Nistec").

-
The Company’s business is subject to numerous risks including, but not limited to, the impact of currency exchange rates (mainly NIS/US$), the Company's ability to implement its sales and manufacturing plans, the impact of competition from other companies, the Company's ability to receive regulatory clearance or approval to market its products, changes in regulatory environment, domestic and global economic conditions and industry conditions, and compliance with environmental laws and regulations. Due to these conditions and other financial and business factors, the Company's liquidity position, as well as its operating performance, was negatively affected. As a result, the Company incurred net losses and suffered negative cash flows from its operating activities. As of December 31, 2018, the Company's working capital deficiency amounted to $5.3 million and its accumulated deficit amounted to approximately $21.4 million. The Company's liquidity position, as well as its operating performance, may be negatively affected by other financial and business factors, many of which are beyond its control.

-
In June 2017, due to continued losses and the Company's limited ability to obtain additional loans from the banks, the Company obtained a loan of NIS 5.0 million (approximately $ 1.4 million) from Nistec. The terms of the loan were amended in April 2018, with retroactive effect as of June 2017.

In July 2017, the Company received a line of credit dedicated to a specific project of up to NIS 4.5 million (approximately $1.3 million) from Bank HaPoalim, guaranteed by Nistec Ltd., for a period of up to one year. In July 2018 Bank HaPoalim extended the dedicated line of credit. In January 2019 the Company reduced the line of credit to NIS 2.25 million (approximately $ 620).

In November 2017, the Company obtained a loan of NIS 3 million (approximately $ 840) from Mizrahi-Tefahot Bank, guaranteed by Nistec. The bank required a repayment of this loan until April 15, 2019 and therefore, as part of the rights offering the Company's Audit Committee and Board of Directors approved that the Company will repay on April 2019 the debt owed to the bank from the proceeds of the rights offering.

In March 2018, the Company obtained another loan from Nistec of NIS 4.0 million (approximately $ 1.1 million). In July 2018, in accordance with the Commitment Letter, the Company obtained another loan from Nistec of NIS 1.0 million (approximately $ 275).

In April 2018, Nistec provided the Company a letter of commitment to provide the Company with additional financing in the amount of up to $ 2.5 million, valid for one year following the date of 2017 financial statements approval (the "Commitment Letter").

In April 2018, the Company’s Board of Directors approved the additional funding extended by Nistec in March 2018 and approved to receive a Commitment Letter from Nistec for providing the Company with financing, either through a bank loan guaranteed by Nistec, a loan extended directly by Nistec to the Company, or a combination thereof. In the event that Nistec will provide the Company with a loan, its terms will either be back-to-back to the terms at which Nistec obtains its financing, or, at Nistec’s discretion, such loan will bear no interest, but will be linked to the Israeli Consumer Price Index.

In August 2018, the Company obtained a credit facility of NIS 7 million (approximately $ 1,930) from a non-banking financial institution, guaranteed by Nistec.

In January 2019, Nistec provided the Company with an additional loan of NIS 2.0 million (approximately $530), due on April 30, 2019. However, the Company exercised an option to extend the term of the loan until May 1, 2020 as approved by Company's Audit Committee that determined that such extension is required for the Company’s orderly operations.

On October 2, 2018, the Company received notification from NASDAQ advising the Company that as of October 1, 2018, the Company did not maintain stockholders’ equity of $2.5 million, nor does not meet the alternatives of market value of listed securities or net income from continuing operations, and therefore is not in compliance with the stockholders’ equity listing rule (the “Listing Rule”). On December 7, 2018, the Company received a notice from NASDAQ advising that the Company had been granted an extension of time to regain compliance with the shareholders’ equity requirement until March 31, 2019. Therefore, the Company's Board of Directors decided to execute a right offering.

As of January 2019, the total principal amounts of the loans received by the Company from Nistec (as described above) was NIS 12 million (approximately $ 3.3 million). In February 2019, Nistec provided the Company with a letter of commitment that in event that its loans amounted NIS 12 million (approximately $ 3.3 million) will not be converted into ordinary shares of the Company, these loans will become due on or after May 1, 2020. Nistec also provided the Company a commitment that in the eventthat the rights offering will not be consummated and the Company will be expected not to be incompliance with the minimum adjusted equity covenant, Nistec will convert the debt owed to it by the Company into equity in terms to be agreed in good faith between the Company and Nistec, in order to enable the Company to meet its financial covenants. Nistec has also agreed that in the event that the guarantees that it provided to a bank and to the non-banking institution will be exercised by the bank or the non-banking financial institution, the amount due by the Company to Nistec as a result of the guarantee will be due by May 1, 2020.

In addition, during January 2019 Nistec guaranteed NIS 2.0 million (approximately US$530) of the Company's existing debt to Bank Leumi, which is due to be repaid by April 30, 2019. During March 2019 and as part of the rights offering the Company's Audit Committee and Board of Directors approved that the Company will repay the debt owed to Bank Leumi from the proceeds of the rights offering.

-
In February 2019, Nistec Golan informed the Company that it was committed to exercise its subscription rights by converting approximately $2.5 million of debt owed to it by the Company into the Company’s ordinary shares. In March 2019, Nistec informed the Company that instead of converting the debt owed to it, it would participate in the rights offering by means of a cash investment in an amount of at least $2.5 million.

As a result of the receipt of approximately $2.5 million from the rights offering prior to March 31, 2019, the Company regained compliance with the Listing Rule and its shares continue to be listed on the NASDAQ Capital Market.

NASDAQ has advised that it will continue to monitor the Company’s ongoing compliance with the shareholders’ equity requirement and, if at the time of the Company next periodic report the Company does not evidence compliance, the Company may be subject to delisting.

In April 2014, the Company signed a new financial undertakings letter with one bank and in May 2014 with another bank. Under these undertakings the Company is required to maintain certain financial covenants, including: (i) adjusted shareholders' equity (excluding certain intangible and other assets) equal to the greater of $ 4.5 million or 17% of its consolidated total assets; and (ii) a debt service ratio of 1.5. Debt service ratio is defined as the ratio of EBITDA to current maturities of long-term debt plus interest expenses. The compliance with the financial covenants is measured annually based on the Company’s annual audited financial statements. As of December 31, 2018, the Company was not in compliance with these covenants.

After the balance sheet date, one bank granted the Company a waiver from such non-compliance. The Company is required to meet these covenants in its financial statements for December 31, 2019 (to be issued no later than May 1, 2020) and the other bank granted the Company a waiver from such non-compliance and adjusted the financial covenants, to be met in the Company's financial statements for December 31, 2019 (to be issued not later than 120 days from December 31, 2019). The adjusted covenants include: (i) adjusted shareholders' equity (excluding certain intangible and other assets) of at least $ 2.5 million; and (ii) positive EBITDA (greater than zero).

The Company believes that in the event that its business plans for the year 2019 will not be realized, it will not meet the above-mentioned financial covenants. Nistec has agreed that in the event that the guarantees that it provided to Bank Mizrahi-Tefahot and to the non-banking institution will be exercised by Bank Mizrahi-Tefahot and the non-banking financial institution, the amount due to Nistec from the Company as a result of the exercise of the guarantees will be due by May 1, 2020.

In March 2019, the Company's rights offering prospectus became effective. The subscription period ended on April 9, 2019 and the Company had a participation of 69.6% of its shareholders in the rights offering, which provided gross proceeds of $3.4 million (before deducting expenses related to the rights offering). The Company anticipates that it will use the net proceeds received from this offering to repay a NIS 3.0 million (approximately US$840) loan from Mizrahi Bank (guaranteed by Nistec) and a NIS 2.0 million (approximately US$530) line of credit from Bank Leumi (for which Nistec provided a guarantee). The remainder will be used for working capital and other general corporate purposes, including the possible investment in plant and equipment.

The Company's management believes that its current business plans and the commitments from Nistec will enable the Company to continue to operate for a period of at least one year from the date of the approval of these financial statements. In the event the Company will not be successful in generating sufficient cash from its current operations, the Company may be required to obtain additional financing from external sources. There is no assurance that such financing will be obtained.

b.	Sale of a wholly owned subsidiary - Kubatronik Leiterplatten GmbH:

In June 2002, the Company established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of acquiring control of Kubatronik Leiterplatten GmbH ("Kubatronik").

On December 19, 2016, the Company sold all of its Kubatronik shares to the founder of Kubatronik. In consideration for the sale, the Company is entitled to contingent consideration equal to 20% of Kubatronik's net profit in 2017, and 10% of Kubatronik's net profit in each of 2018 and 2019. The Company and Kubatronik further agreed that until the end of 2017, they will offer a 10% discount on sales of their products to one another and pay a 10% commission on sales each party effects to consumers introduced by the other. Kubatronik continues to manage Eltek Europe GmbH. Following consummation of the transaction in 2017, Eltek recognized a loss of $271.

c.	Basis of presentation:

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis, unless otherwise stated.

The Company sells goods through its subsidiaries that function as distributors. The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in Company’s ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

A change in the Company's ownership interest in a subsidiary that causes a loss of control results in a deconsolidation of the subsidiary. Gain or loss is recognized upon the deconsolidation of a subsidiary, as the difference between (1) the sum of the fair value of any consideration received, the fair value of any retained non- controlling investment in the former subsidiary at the date the subsidiary is deconsolidated, and the carrying amount of any non-controlling interest in the former subsidiary (including any accumulated other comprehensive income attributable to the non-controlling interest) at the date the subsidiary is deconsolidated, and (2) the carrying amount of the former subsidiary's assets and liabilities.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position.

d.	Functional and reporting currency:

The Company’s functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transaction.  Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

In accordance with U.S. Securities and Exchange Commission Regulation S-X, Rule 3-20, the Company has determined its reporting currency to be the U. S. dollar. The measurement process of Rule 3-20 is conceptually consistent with that of ASC 830.

Assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated into the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates. The financial statements of foreign subsidiaries are translated into the Parent's functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

e.	Exchange rates and linkage bases:

1.	Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.	Details of the CPI and the representative exchange rates are as follows:

		Exchange rate	Exchange rate
	Israeli CPI	of one US dollar	of one Euro
	Points	NIS	NIS

December 31, 2018	101.2	3.748	4.292
December 31, 2017	100.4	3.467	4.153
December 31, 2016	98.9	3.845	4.044

	%

December 31, 2018	0.8	8.1	3.3
December 31, 2017	1.5	(0.1)	2.7
December 31, 2016	(0.4)	(1.5)	(4.8)

f.	Use of estimates:

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, deferred tax assets, inventory, income tax uncertainties and other contingencies. Actual results could differ from these estimates.

g.	Cash and cash equivalents:

Cash and cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

h.	Trade accounts receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances, and a general allowance according to the Company's policy. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2018 is as follows:

	Year ended December 31,
	2018	2017	2016

Opening balance	234	160	86
Doubtful debt expenses during the year	86	147	114
Customers write-offs/collection during the year	(134)	(91)	(30)
Foreign currency translation adjustments	(16)	18	(10)

Closing balance	170	234	160

i.	Inventories:

Inventories are recorded at the lower of cost or net-realizable value. Cost is determined on the weighted average basis for raw materials. For work in progress and finished goods, the cost is determined pursuant to calculation of accumulated actual direct and indirect costs.

The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

During the years ended December 31, 2018, 2017 and 2016, the Company recorded inventory write-offs in the amounts of $ 828, $ 673 and $ 589, respectively. Such write-offs were included in cost of revenues.

j.	Severance pay and assets held for employees' severance payments:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof.

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

k.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception.  Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Impairment of long-lived assets:

The Company's long-lived assets and certain identifiable intangibles are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third‑party independent appraisals, as considered necessary. During the years ended December 2018, 2017 and 2016, the Company did not record any impairment charges attributable to long-lived assets.

l.	Intangible assets:

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other". The Company acquired software technology during 2014-2015, which was fully amortized during 2017.

Intangible assets are stated at cost net of accumulated amortization.

Amortization is computed by the straight-line method over the estimated useful life of 10 years.

m.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

n.         Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period.

In March 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-09, Compensation - Stock Compensation (Topic 718), Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"). The Company adopted ASU 2016-09 during the first quarter of 2017, at which time it changed its accounting policy to account for forfeitures as they occur. There was no material impact of the adoption of this standard on the Company's financial statements.

During the year ended December 31, 2018, the Company recognized stock-based compensation expenses related to employee stock options in the amount of $56 (no expenses were recorded in 2017 and 2016).

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The following assumptions were used in the Binomial option pricing model for the year ended December 31, 2018 (no options were granted in 2017 and 2016):

2018

Dividend yield	0%
Expected volatility	71%
Risk-free interest	2.89%
Contractual term	10 years
Forfeiture rate	0%

o.         Revenue recognition:

The Company generates its revenues mainly from sales of custom made printed circuit boards ("PCBs"). The Company also generates revenues from a financed R&D project.

Revenues from the Company's contracts are recognized using the five-step model in ASC 606 - "Revenue from Contracts with Customers" ("ASC 606"). At first, the Company determines if an agreement with a customer is considered to be a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods that will be transferred to the customer is considered as probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract.

For the Company's financed R&D project, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs includes mainly related labor. Estimated gross profit from the project may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales custom made printed circuit boards ("PCBs"). The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

Unbilled accounts receivables
Unbilled accounts receivables decreased by $390, compared to the beginning balance of $361 as of January 1, 2018. The decrease was primarily as a result of $984 of billings. This was offset by an increase of $606 due to the amounts of recognized revenues in advance of contractual billing during the year. The above resulted in ending balance of deferred revenues of $29 as of December 31, 2018.

p.	Earnings per ordinary share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share." Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive.

q.	Concentration of credit risk:

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. Cash is deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

r.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

s.	Commitments and contingencies:

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

t.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

As of December 31, 2018, 2017 and 2016, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

 u.         Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income".  ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

The total accumulated other comprehensive loss, net was comprised as follows:

	December 31,
	2018	2017	2016

Foreign currency translation adjustments	(75)	600	115

Total accumulated other comprehensive loss	(75)	600	115

v.	Impact of recently issued and adopted accounting standards:

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15"). This new standard clarifies certain aspects of the statement of cash flows and also clarifies that an entity should determine each separately identifiable source of use within the cash receipts and payments on the basis of the nature of the underlying cash flows. The Company adopted the standard effective as of January 1, 2018, and the adoption of this standard did not have an impact on the Company's consolidated financial statements

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. The amendments in this update provide a more robust framework to use in determining when a set of assets and activities is a business. The amendments provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. The Company adopted the standard effective as of January 1, 2018, and the adoption of this standard did not have an impact on the Company's consolidated financial statements.

On January 1, 2018, the Company adopted ASC Topic 606 using the modified retrospective method and applied the standard to those contracts, which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the previous accounting under Topic 605. The adoption of this standard did not have an impact on the Company's consolidated financial statements and no cumulative-effect adjustment was recoded. The results of the Company's operations for the year ended December 31, 2018 under the previous standard are not materially different compared to the results under ASC 606. See Note 1o.

x.	New accounting pronouncements not yet effective:

In February 2016, the FASB issued Accounting Standards Update No. 2016-02 (Topic 842) "Leases." Topic 842 supersedes the lease requirements in Accounting Standards Codification (ASC) Topic 840, "Leases." Under Topic 842, lessees are required to recognize assets and liabilities on the balance sheet for most leases and provide enhanced disclosures. Leases will continue to be classified as either finance or operating. This ASU is effective for annual periods beginning after December 15, 2018. The provisions of ASU 2016-02 are to be applied using a modified retrospective approach. In July 2018, the FASB issued Accounting Standards Update 2018-11, Leases (Topic 842). This update provides entities with an additional (and optional) transition method to adopt the new leases standard. Under this method, an entity initially applies the new leases standard at the adoption date and recognizes a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Consequently, the prior comparative period’s financials will remain the same as those previously presented.

The Company has elected to apply the guidance at the beginning of the period of adoption and not restate comparative periods. In addition, the company elected the available practical expedients on adoption.

The Company expects to record right-of-use leased assets and corresponding liabilities of approximately $2,500 to $4,000, at the beginning of first quarter 2019.

In August 2018, the FASB issued Accounting Standards Update 2018-15, Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract (“ASU 2018-15”). The amendments in ASU 2018-15 provide guidance to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The new guidance is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company is still evaluating the effect that this guidance will have on the Company’s consolidated financial statements

In June 2018, the FASB issued ASU 2018-07 to expand the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. The pronouncement is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The Company is evaluating the effects of this standard on its consolidated financial statements.

In June 2016, the FASB issued Accounting Standards Update No. 2016-13 (ASU 2016-13) “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2019. The Company is evaluating the effect that this guidance will have on the Company’s consolidated financial statements.

 y.        Reclassifications:

Certain amounts in the notes to prior years financial statements have been reclassified to conform with current year presentation. The reclassification had no effect on previously reported balance sheet, net loss and cash flows.